Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings per share
24.	Earnings per share

The amount of basic earnings per share is calculated by dividing the net income for the period attributable to shareholders of the Group’s ordinary shares by the weighted average of the ordinary shares outstanding during the period.

The amount of diluted earnings per share is calculated by dividing the net income attributable to shareholders of the Group’s common shares (after adjusting it due to changes in the fair value of warrants recognized at FVTPL in accordance with IFRS 9, if applicable) by the weighted average of the common shares outstanding during the period plus the weighted average number of ordinary shares that would have been issued at the time of converting all diluted potential ordinary shares into ordinary shares.

The following events affected the outstanding common shares for the years 2022 and 2021:

2022

●	In 2022, during the months of February to March, the Group repurchased 72,626 shares at US$17.03 each share or the equivalent of a total of Ps.25,321, according to the program approved on September 10, 2021, by the Board of Directors, where it was stipulated to repurchase them for up to US$50,000, until December 31, 2022.

2021

●	For the year 2021, the share-based payment incentive plans with the Executive Chairman of the Board, certain officers and directors, issued by the Group (see note 23) qualified as a potentially dilutive event, resulting in 20,680 potentially dilutive shares, corresponding to the share-based incentive plan for directors and key executives. The Group issued 731,669 treasury shares during the year related to the share-based incentive plan of the Executive Chairman of the Board; such shares were considered from January 1, 2021, within the calculation of diluted earnings per share for the year ended December 31, 2021.

Additionally, IFRS requires that the calculation of basic and diluted earnings per share (“EPS”) for all years presented be adjusted retrospectively when the number of ordinary shares or potential ordinary shares outstanding increases as a result of a capitalization, bond issue, or share split, or decreases as a result of a reverse share split, EPS calculations for the reporting period and the comparative period should be based on the new number of shares.

As of December 31, 2023, 2022 and 2021, Betterware had 37,316,546 outstanding shares.

The following table shows the income and share data used in the calculation of basic and diluted earnings per share for the periods of 2023, 2022 and 2021:

	2023		2022	2021
Net income (in thousands of pesos)
Attributable to Owners of the Group	Ps.	1,049,461	872,557	1,751,645
Shares (in thousands of shares)
Weighted average of outstanding shares
Basic		37,244	37,256	36,974
Diluted		37,265	37,277	37,337

Basic and diluted earnings per share:

Basic earnings per share (pesos per share)	Ps.	28.18	23.42	47.38
Diluted earnings per share (pesos per share)	Ps.	28.16	23.41	46.91